                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chief Executive Officer, Chairman of the Board and Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February 1997.

                                      /s/ LESLIE G. McGRAW
                                      --------------------
                                      Leslie G. McGraw

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice President and Chief Financial Officer of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ J. MICHAL CONAWAY
                                      ---------------------
                                      J. Michal Conaway

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ DON L. BLANKENSHIP
                                      ----------------------
                                      Don L. Blankenship

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for

Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ CARROLL A. CAMPBELL, JR.
                                      ----------------------------
                                      Carroll A. Campbell, Jr.



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ PETER J. FLUOR
                                      ------------------
                                      Peter J. Fluor




                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ DAVID P. GARDNER
                                      --------------------
                                      David P. Gardner



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ WILLIAM R. GRANT
                                      --------------------
                                      William R. Grant



                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ BOBBY R. INMAN
                                      ------------------
                                      Bobby R. Inman



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ ROBERT V. LINDSAY
                                      ---------------------
                                      Robert V. Lindsay



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 3rd day of February, 1997.


                                      /s/ VILMA S. MARTINEZ
                                      ---------------------
                                      Vilma S. Martinez



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 3rd day of February, 1997.

                                      /s/ BUCK MICKEL
                                      ---------------
                                      Buck Mickel



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden, and Raymond M. Bukaty, and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, shares of common stock of Fluor issuable pursuant to the Fluor Daniel Craft Employees 401(k) Retirement Plan, the TRS 401(k) Retirement Plan, the TRS Salaried Employees' 401(k) Plan, and the Daniel International Corporation Maintenance Benefit Plan for Nissan Maintenance Project (collectively, the "Plans") and interests in such Plans and to file such Registration Statements and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming as her own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature as of the 3rd day of February, 1997.

                                      /s/ MARTHA R. SEGER
                                      -------------------
                                      Martha R. Seger


OA970430.110